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                                                                    Exhibit 31


                    CHIEF EXECUTIVE OFFICER CERTIFICATION

I, John W. Bachmann, certify that:

1. I have reviewed this amended quarterly report on Form 10-Q/A of The Jones Financial Companies, L.L.L.P.

2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this amended quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership as of, and for, the periods presented in this amended quarterly report.

4. The Partnership's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and have;

       a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended quarterly report is being prepared;

       b) evaluated the effectiveness of the Partnership's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation and

       c) disclosed in this report any change in the Partnership's internal control over financial reporting that occurred during the Partnership's third quarter that has materially affected, or is reasonably likely to materially affect, the Partnership's internal control over financial reporting.

5. The Partnership's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the Partnership's auditors and the Executive
       Committee:

       a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Partnership's ability to record, process, summarize, and report financial information; and

       b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Partnership's internal control over financial reporting.

                                      /s/ John W. Bachmann
                                      ---------------------------------------
                                      Chief Executive Officer
                                      The Jones Financial Companies, L.L.L.P.
                                      December 3, 2003


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                                                                    Exhibit 31

                    CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Steven Novik, certify that:

1. I have reviewed this amended quarterly report on Form 10-Q/A of The Jones Financial Companies, L.L.L.P.

2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this amended quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership as of, and for, the periods presented in this amended quarterly report.

4. The Partnership's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and have;

       a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended quarterly report is being prepared;

       b) evaluated the effectiveness of the Partnership's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation and

       c) disclosed in this report any change in the Partnership's internal control over financial reporting that occurred during the Partnership's third quarter that has materially affected, or is reasonably likely to materially affect, the Partnership's internal control over financial reporting.

5. The Partnership's other certifying officer and I have disclosed , based on our most recent evaluation of internal control over financial reporting to the Partnership's auditors and the Executive
       Committee:

        a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Partnership's ability to record, process, summarize, and report financial information; and

        b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Partnership's internal controls over financial reporting.

                                      /s/ Steven Novik
                                      ---------------------------------------
                                      Chief Financial Officer
                                      The Jones Financial Companies, L.L.L.P.
                                      December 3, 2003